PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND

            PERFORMANCE RESULTS--(UNAUDITED)

                        NET ASSET VALUE                 TOTAL RETURN/1/
                -------------------------------- -----------------------------
                                                   12 MONTHS       6 MONTHS
                 11/30/96 05/31/96   11/30/95    ENDED 11/30/96 ENDED 11/30/96
------------------------------------------------------------------------------
Class A Shares    $2.35    $2.30      $2.34          6.46%          5.33%
------------------------------------------------------------------------------
Class B Shares     2.35     2.30       2.34          5.60           4.90
------------------------------------------------------------------------------
Class C Shares     2.35     2.30       2.34          5.82           5.02
------------------------------------------------------------------------------
Performance Summary Class A Shares
                 NET ASSET VALUE
                ------------------ CAPITAL GAINS                    TOTAL
                BEGINNING   ENDING  DISTRIBUTED  DIVIDENDS PAID   RETURN/1/
------------------------------------------------------------------------------
05/03/93 -
  12/31/93        $2.50    $2.48        --          $0.0812         2.48%
------------------------------------------------------------------------------
1994               2.48     2.25        --           0.1217        (4.39)
------------------------------------------------------------------------------
1995               2.25     2.35        --           0.1357        10.75
------------------------------------------------------------------------------
01/01/96 -
  11/30/96         2.35     2.35        --           0.1188         5.24
------------------------------------------------------------------------------
                            Total:    $0.0000       $0.4574
------------------------------------------------------------------------------
                                   CUMULATIVE TOTAL RETURN AS
                                   OF 11/30/96:                    14.20%
------------------------------------------------------------------------------
Performance Summary Class B Shares
                 NET ASSET VALUE
                ------------------ CAPITAL GAINS                    TOTAL
                BEGINNING   ENDING  DISTRIBUTED  DIVIDENDS PAID   RETURN/1/
------------------------------------------------------------------------------
05/03/93 -
  12/31/93        $2.50    $2.48        --          $0.0687         1.97%
------------------------------------------------------------------------------
1994               2.48     2.25        --           0.1034        (5.14)
------------------------------------------------------------------------------
1995               2.25     2.35        --           0.1157         9.79
------------------------------------------------------------------------------
01/01/96 -
  11/30/96         2.35     2.35        --           0.1023         4.50
------------------------------------------------------------------------------
                            Total:    $0.0000       $0.3901
------------------------------------------------------------------------------
                                   CUMULATIVE TOTAL RETURN AS
                                   OF 11/30/96:                    10.98%
------------------------------------------------------------------------------
Performance Summary Class C Shares
                 NET ASSET VALUE
                ------------------ CAPITAL GAINS                    TOTAL
                BEGINNING   ENDING  DISTRIBUTED  DIVIDENDS PAID   RETURN/1/
------------------------------------------------------------------------------
05/03/93 -
  12/31/93        $2.50    $2.48        --          $0.0730         2.14%
------------------------------------------------------------------------------
1994               2.48     2.25        --           0.1094        (4.89)
------------------------------------------------------------------------------
1995               2.25     2.35        --           0.1217        10.09
------------------------------------------------------------------------------
01/01/96 -
  11/30/96         2.35     2.35        --           0.1066         4.69
------------------------------------------------------------------------------
                            Total:    $0.0000       $0.4107
------------------------------------------------------------------------------
                                   CUMULATIVE TOTAL RETURN AS
                                   OF 11/30/96:                    11.97%
------------------------------------------------------------------------------

/1/ Figures assume reinvestment of all dividends at net asset value on the payable dates, and do not include sales charges; results would be lower for each class if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of investors, including
      INSIGHT Investment Advisory Program participants. For the year ended November 30, 1996 and since inception, October 20, 1995 through November 30, 1996, Class Y shares had total returns of 6.64% and 7.52%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution or service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND

            PORTFOLIO OF INVESTMENTS                           NOVEMBER 30, 1996

 PRINCIPAL
  AMOUNT
   (000)                               MATURITY DATES    INTEREST RATES    VALUE
 ---------                          -------------------- -------------- -----------
 Government National Mortgage Association Certificates - 39.21%
 $   199 GNMA ...................         02/15/23            8.000%    $   205,197
  13,894 GNMA ...................   01/15/16 to 09/15/20     10.500      15,401,168
   6,860 GNMA ...................   03/15/10 to 05/15/19     11.500       7,800,604
   2,010 GNMA II ARM.............         01/20/18            6.500       2,044,261
   5,249 GNMA II ARM.............   12/20/22 to 12/20/23      7.000       5,387,314
  27,127 GNMA II ARM.............         06/20/23            7.125      27,935,172
  20,000 GNMA TBA ...............           TBA               8.000      20,612,500
                                                                        -----------
 Total Government National Mort-
  gage Association Certificates
  (cost - $78,996,629)............                                       79,386,216
                                                                        -----------
 Federal Home Loan Mortgage Corporation Certificates - 30.16%
  12,868 FHLMC ..................   01/01/23 to 02/01/26      8.000      13,237,513
   4,535 FHLMC ..................         05/01/16            8.500       4,724,972
     664 FHLMC ..................   07/01/09 to 02/01/10      9.000         703,155
   1,455 FHLMC ..................         11/01/16            9.750       1,574,114
   1,061 FHLMC ..................   10/01/20 to 11/01/20     10.500       1,179,053
   4,401 FHLMC ..................   05/01/11 to 12/01/20     11.000       4,961,150
   3,196 FHLMC ..................   06/01/04 to 06/01/20     11.500       3,628,153
   2,407 FHLMC ARM...............         06/01/17            7.375       2,466,103
   2,440 FHLMC ARM...............         09/01/24            7.679       2,520,180
  25,000 FHLMC TBA ..............           TBA               8.500      26,062,500
                                                                        -----------
 Total Federal Home Loan Mortgage
  Corporation Certificates
  (cost - $59,937,198)............                                       61,056,893
                                                                        -----------
 Federal National Mortgage Association Certificates - 21.31%
   3,543 FNMA....................         02/01/05            9.000       3,716,444
   6,221 FNMA....................   04/01/10 to 12/01/15      9.250       6,651,379
     834 FNMA....................   03/01/06 to 12/01/09      9.500         901,276
   1,253 FNMA....................   04/01/10 to 06/01/19     10.250       1,382,448
   3,144 FNMA....................   11/01/10 to 04/01/22     10.500       3,478,112
   4,417 FNMA....................   07/01/13 to 05/01/20     11.000       5,022,471
   2,801 FNMA ARM................         03/01/26            6.672       2,825,793
  10,019 FNMA ARM................         09/01/26            7.095      10,182,517
   3,537 FNMA ARM................         09/01/15            7.393       3,635,927
   5,118 FNMA ARM................         01/01/31            7.617       5,346,419
                                                                        -----------
 Total Federal National Mortgage
  Association Certificates
  (cost - $42,371,320)............                                       43,142,786
                                                                        -----------
 Collateralized Mortgage Obligations - 6.72%
 1,755   Bear Stearns, Series
          1989-1, Class D .......         06/01/17            9.000       1,770,475
 1,640   Prudential Bache Mort-
          gage Trust, Series 2,
          Class C ...............         06/01/18            9.200       1,649,998
 5,053   Resolution Trust Corpo-
          ration, Series 1994-1,
          Class A2A..............         09/25/29            7.750       5,088,636
 4,798   Ryland Mortgage Accept-
          ance Corporation, Se-
          ries 76, Class B ......         08/01/18            9.000       5,100,983
                                                                        -----------
 Total Collateralized Mortgage Ob-
  ligations (cost - $13,171,272)..                                       13,610,092
                                                                        -----------
 Agency Backed Obligations - 3.85%
 7,800   Federal Farm Credit Bank
          Discount Note (cost -
           $7,797,690)...........         12/03/96            5.330@      7,797,690
                                                                        -----------

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND


 PRINCIPAL
  AMOUNT
   (000)                              MATURITY DATES    INTEREST RATES     VALUE
 ---------                          ------------------- --------------  ------------
 Commercial Paper - 15.69%
 $ 8,500 Dow Jones & Company In-
          corporated.............        12/02/96           5.240%@     $  8,498,763
  10,000 Dupont (E. I.) de
          Nemours & Company......        01/22/97           5.290@         9,923,589
   9,200 Ford Motor Credit Compa-
          ny.....................   12/9/96 to 01/10/97 5.260 to 5.340@    9,146,366
   4,200 Walmart Stores Incorpo-
          rated..................        12/05/96           5.330@         4,197,513
                                                                        ------------
 Total Commercial Paper (cost -
   $31,766,231)...................                                        31,766,231
                                                                        ------------
 Repurchase Agreement - 4.55%
   9,209 Repurchase Agreement
          dated 11/29/96, with
          State Street Bank and
          Trust Company, collat-
          eralized by $9,220,000
          U.S. Treasury Bonds,
          5.250% due 12/31/97;
          proceeds $9,212,645
          (cost - $9,209,000)....        12/02/96           4.750          9,209,000
                                                                        ------------
         Total Investments (cost -
   $243,249,340) - 121.49%........                                       245,968,908
    Liabilities in excess of other
  assets - (21.49)%...............                                       (43,500,822)
                                                                        ------------
 Net Assets - 100.00%.............                                      $202,468,086
                                                                        ============

--------------------
 @Yield to maturity for discounted securities
  ARM - Adjustable Rate Mortgage Security; the interest rate shown is the current rate at November 30, 1996
  TBA - (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.



                 See accompanying notes to financial statements

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND

            STATEMENT OF ASSETS AND LIABILITIES                NOVEMBER 30, 1996

Assets
Investments in securities, at value (cost - $243,249,340)....... $ 245,968,908
Receivable for investments sold.................................     2,535,868
Interest receivable.............................................     1,223,444
Receivable for shares of beneficial interest sold...............       105,678
Deferred organizational expenses................................        67,473
Other assets....................................................        32,812
                                                                 -------------
Total assets....................................................   249,934,183
                                                                 -------------
Liabilities
Payable for investments purchased...............................    45,776,562
Payable for shares of beneficial interest repurchased...........       661,229
Dividends payable...............................................       444,085
Payable to affiliates...........................................       188,772
Accrued expenses and other liabilities..........................       395,449
                                                                 -------------
Total liabilities...............................................    47,466,097
                                                                 -------------
Net Assets
Beneficial interest - $0.001 par value (unlimited amount
 authorized)....................................................   320,643,636
Distributions in excess of net investment income................      (442,125)
Accumulated net realized losses from investment transactions....  (120,452,993)
Net unrealized appreciation of investments......................     2,719,568
                                                                 -------------
Net assets...................................................... $ 202,468,086
                                                                 =============
Class A:
Net assets...................................................... $  71,216,470
                                                                 -------------
Shares outstanding..............................................    30,297,682
                                                                 -------------
Net asset value and redemption value per share..................         $2.35
                                                                         =====
Maximum offering price per share (net asset value plus sales
 charge of 3.00% of offering price).............................         $2.42
                                                                         =====
Class B:
Net assets...................................................... $   7,716,085
                                                                 -------------
Shares outstanding..............................................     3,284,394
                                                                 -------------
Net asset value and offering price per share....................         $2.35
                                                                         =====
Class C:
Net assets...................................................... $ 123,202,511
                                                                 -------------
Shares outstanding..............................................    52,455,425
                                                                 -------------
Net asset value and offering price per share....................         $2.35
                                                                         =====
Class Y:
Net assets...................................................... $     333,020
                                                                 -------------
Shares outstanding..............................................       141,760
                                                                 -------------
Net asset value, offering price and redemption value per share..         $2.35
                                                                         =====

                 See accompanying notes to financial statements

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND

            STATEMENT OF OPERATIONS         FOR THE YEAR ENDED NOVEMBER 30, 1996

Investment income:
Interest.................   $17,894,792
                            -----------
Expenses:
Investment advisory and
 administration..........     1,272,455
Service fees - Class A...       244,189
Service and distribution
 fees - Class B..........        88,618
Service and distribution
 fees - Class C..........     1,107,463
Transfer agency and
 service fees............       300,895
Custody and accounting...       195,759
Interest expense.........       159,538
Reports and notices to
 shareholders............       149,994
Legal and audit..........       120,643
State registration fees..        98,526
Amortization of
 organizational expense..        47,130
Trustees' fees...........        12,250
Other expenses...........       218,749
                            -----------
                              4,016,209
                            -----------
Net investment income ...    13,878,583
                            -----------
Realized and unrealized
 gains (losses) from
 investment activities:
Net realized gains from
 investment transactions.       714,614
Net change in unrealized
 appreciation/depreciation
 of investments..........      (698,960)
                            -----------
Net realized and
 unrealized gains from
 investment activities ..        15,654
                            -----------
Net increase in net
 assets resulting from
 operations .............   $13,894,237
                            ===========


                 See accompanying notes to financial statements

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND

            STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEARS ENDED
                                                         NOVEMBER 30,
                                                  ----------------------------
                                                      1996           1995
                                                  -------------  -------------
From operations:
Net investment income............................ $  13,878,583  $  20,155,215
Net realized gains from investment transactions..       714,614      2,426,285
Net change in unrealized
 appreciation/depreciation of investments........      (698,960)    11,673,716
                                                  -------------  -------------
Net increase in net assets resulting from
 operations......................................    13,894,237     34,255,216
                                                  -------------  -------------
Dividends to shareholders from:
Net investment income - Class A..................    (5,708,538)    (7,943,582)
Net investment income - Class B..................      (442,330)      (531,437)
Net investment income - Class C..................    (7,717,388)   (11,679,163)
Net investment income - Class Y..................       (17,499)        (2,104)
                                                  -------------  -------------
                                                    (13,885,755)   (20,156,286)
                                                  -------------  -------------
From beneficial interest transactions:
Net proceeds from the sale of shares of
 beneficial interest.............................    85,715,637     20,692,668
Proceeds from shares issued in connection with
 the acquisition of Mitchell Hutchins/Kidder,
 Peabody Adjustable Rate Government Fund.........          --       23,768,145
Cost of shares of beneficial interest
 repurchased.....................................  (208,663,857)  (220,493,522)
Proceeds from dividends reinvested...............     7,810,176     11,255,825
                                                  -------------  -------------
Net decrease in net assets from beneficial
 interest transactions...........................  (115,138,044)  (164,776,884)
                                                  -------------  -------------
Net decrease in net assets.......................  (115,129,562)  (150,677,954)
Net assets:
Beginning of year................................   317,597,648    468,275,602
                                                  -------------  -------------
End of year...................................... $ 202,468,086  $ 317,597,648
                                                  =============  =============


                 See accompanying notes to financial statements

PAINEWEBBER                                     NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

PaineWebber Low Duration U.S. Government Income Fund (the "Fund") is a diversified series of PaineWebber Managed Investments Trust (the "Trust"), which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end investment company. The Trust is a series mutual fund with six funds: the Fund, as well as PaineWebber U.S. Government Income Fund, PaineWebber Investment Grade Income Fund, PaineWebber High Income Fund, PaineWebber Utility Income Fund and the newly created PaineWebber Asia Pacific Growth Fund, which are not presented in these financial statements.

The Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments - Where market quotations are readily available, portfolio securities are valued thereby, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of trustees determines that this does not represent fair value.

Repurchase Agreements - The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

PAINEWEBBER

Investment Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. The Fund may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Reverse Repurchase Agreement - The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Trust's board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

The average monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 1996 was $2,491,000 at a weighted average interest rate of 5.37%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $17,795,000 as of April 30, 1996.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities including mortgage- and asset-backed securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region.

PAINEWEBBER

Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

ACQUISITION

Effective as of the close of business on October 20, 1995, the Fund acquired all the net assets of Mitchell Hutchins/Kidder, Peabody Adjustable Rate Government Fund ("MH/KP Adjustable Rate Government Fund") pursuant to a plan of reorganization approved by MH/KP Adjustable Rate Government Fund shareholders on October 19, 1995. The acquisition was accomplished by a tax-free exchange of 9,170,754 Class A, 892,249 Class D (currently Class C) and 140,324 Class C (currently Class Y) shares of Low Duration U.S. Government Income Fund for 1,890,961 Class A, 183,977 Class B, and 28,934 Class C shares, respectively, of MH/KP Adjustable Rate Government Fund outstanding on October 20, 1995. MH/KP Adjustable Rate Government Fund's net assets at that date, valued at $23,768,145, including accumulated net realized losses of $4,063,268 and net unrealized appreciation on investments of $109,800, were combined with those of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At November 30, 1996, the Fund owed Mitchell Hutchins $85,376 in investment advisory and administration fees.

Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Pacific Investment Management Company ("PIMCO") serves as the Trust's sub-adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee, computed weekly and payable monthly, in an amount equal to one-half of the advisory fee received by Mitchell Hutchins from the Fund.

DISTRIBUTION PLANS

Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A, Class B, and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C shares, respectively. At November 30, 1996, the Fund owed Mitchell Hutchins $98,270 in service and distribution fees.

PAINEWEBBER

Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended November 30, 1996, it earned $49,964 in sales charges.

TRANSFER AGENCY SERVICE FEES

The Fund pays PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent. For these services for the year ended November 30, 1996, PaineWebber earned $70,807 and was owed $5,126 at November 30, 1996 in shareholder service fees from the Fund.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at November 30, 1996 was substantially the same as the cost of securities for financial statement purposes.

At November 30, 1996, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
 over cost)........................................................ $3,024,961
Gross depreciation (investments having an excess of cost
 over value).......................................................   (305,393)
                                                                    ----------
Net unrealized appreciation of investments......................... $2,719,568
                                                                    ==========

For the year ended November 30, 1996, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Purchases.......................................................... $580,466,656
Sales.............................................................. $750,811,389

FEDERAL TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

At November 30, 1996, the Fund had a net capital loss carryforward of $120,452,991. The capital loss carryforward includes capital losses acquired by the Fund pursuant to its reorganization with MH/KP Adjustable Rate Government Fund (which was effected during fiscal year 1995) in the amount of $4,063,268. The loss carryforward will expire between November 30, 2002 and November 30, 2004. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

PAINEWEBBER

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1996, undistributed/distributions in excess of net investment income was increased by $300,223 and beneficial interest was decreased by $300,223.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                               CLASS A                   CLASS B                    CLASS C                CLASS Y
                       -------------------------  -----------------------  --------------------------  -----------------
                         SHARES        AMOUNT       SHARES      AMOUNT       SHARES        AMOUNT      SHARES    AMOUNT
                       -----------  ------------  ----------  -----------  -----------  -------------  -------  --------
YEAR ENDED
 NOVEMBER 30, 1996:
Shares sold..........   33,345,282  $ 77,185,738   1,056,888  $ 2,465,649    2,528,030  $   5,896,920   71,997  $167,330
Shares repurchased...  (58,723,622) (136,218,122) (1,671,128)  (3,877,425) (29,435,054)   (68,397,449) (73,823) (170,861)
Shares converted from
 Class B to Class A..      131,800       304,321    (131,800)    (304,321)         --             --       --        --
Dividends reinvested.      878,124     2,041,079     122,139      283,662    2,354,265      5,470,009    6,638    15,426
                       -----------  ------------  ----------  -----------  -----------  -------------  -------  --------
Net increase
 (decrease)..........  (24,368,416) $(56,686,984)   (623,901) $(1,432,435) (24,552,759) $ (57,030,520)   4,812  $ 11,895
                       ===========  ============  ==========  ===========  ===========  =============  =======  ========
YEAR ENDED
 NOVEMBER 30, 1995:
Shares sold..........    3,414,851  $  7,851,777     916,721  $ 2,108,569    4,678,309  $  10,731,253      448  $  1,069
Shares issued in
 connection with the
 acquisition of MH/KP
 Adjustable Rate
 Government Fund.....    9,170,754    21,362,365         --           --       892,249      2,078,777  140,324   327,003
Shares repurchased...  (29,451,783)  (67,685,410) (3,100,165)  (7,087,519) (63,802,261)  (145,710,456)  (4,340)  (10,137)
Dividends reinvested.    1,076,029     2,468,585     150,283      344,937    3,681,087      8,441,101      516     1,202
                       -----------  ------------  ----------  -----------  -----------  -------------  -------  --------
Net increase
 (decrease)..........  (15,790,149) $(36,002,683) (2,033,161) $(4,634,013) (54,550,616) $(124,459,325) 136,948  $319,137
                       ===========  ============  ==========  ===========  ===========  =============  =======  ========

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND


            FINANCIAL HIGHLIGHTS

            SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                  CLASS A
                                 -----------------------------------------------
                                    FOR THE YEARS ENDED          FOR THE PERIOD
                                       NOVEMBER 30,               MAY 3, 1993#
                                 ---------------------------     TO NOVEMBER 30,
                                  1996      1995      1994            1993
                                 -------  --------  --------     ---------------
Net asset value, beginning of
period.........................  $  2.34  $   2.25  $   2.48        $   2.50
                                 -------  --------  --------        --------
Net investment income..........     0.14      0.13      0.12            0.07
Net realized and unrealized
gains (losses) from
investments,  futures and
options........................     0.01      0.09     (0.29)          (0.02)
                                 -------  --------  --------        --------
Net increase (decrease) in net
asset value from operations....     0.15      0.22     (0.17)           0.05
                                 -------  --------  --------        --------
Dividends from net investment
income.........................    (0.14)    (0.13)    (0.12)          (0.07)
                                 -------  --------  --------        --------
Contribution to capital from
adviser........................      --        --       0.06             --
                                 -------  --------  --------        --------
Net asset value, end of period.  $  2.35  $   2.34  $   2.25        $   2.48
                                 =======  ========  ========        ========
Total investment return(1).....     6.46%    10.25%    (4.50)%**        1.88%
                                 =======  ========  ========        ========
Ratios/Supplemental data:
Net assets, end of period
(000's)........................  $71,216  $127,961  $158,712        $551,243
Expenses to average net
assets(2)......................     1.21%     1.15%     0.84%           0.81%*
Net investment income to
average net assets(2)..........     5.84%     5.89%     5.16%           4.85%*
Portfolio turnover rate........      210%      242%      246%             97%

----------
  # Commencement of issuance of shares
  * Annualized
 ** Net of $0.06 contribution of capital from adviser. If such contribution had not been made the total investment returns would have been (7.02)% for Class A, (7.74)% for Class B and (7.50)% for Class C.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment returns for periods less than one year have not been annualized.
(2) During the year ended November 30, 1994 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 0.88% and 5.12% for Class A, 1.66% and 4.35% for Class B, and 1.39% and 4.61% for Class C.

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND





               CLASS B                                       CLASS C                                    CLASS Y
------------------------------------------- ------------------------------------------------ ------------------------------
 FOR THE YEARS ENDED        FOR THE PERIOD     FOR THE YEARS ENDED           FOR THE PERIOD  FOR THE YEAR  FOR THE PERIOD
    NOVEMBER 30,             MAY 3, 1993#          NOVEMBER 30,               MAY 3, 1993#      ENDED     OCTOBER 20, 1995#
-----------------------     TO NOVEMBER 30, ----------------------------     TO NOVEMBER 30, NOVEMBER 30,  TO NOVEMBER 30,
 1996   1995     1994            1993         1996      1995      1994            1993           1996           1995
------  ------  -------     --------------- --------  --------  --------     --------------- ------------ -----------------
$ 2.34  $ 2.25  $  2.48         $  2.50     $   2.34  $   2.25  $   2.47       $     2.50       $2.34           $2.33
------  ------  -------         -------     --------  --------  --------       ----------       -----           -----
  0.12    0.11     0.10            0.06         0.12      0.12      0.11             0.06        0.14            0.01
  0.01    0.09    (0.29)          (0.02)        0.01      0.09     (0.28)           (0.03)       0.01            0.01
------  ------  -------         -------     --------  --------  --------       ----------       -----           -----
  0.13    0.20    (0.19)           0.04         0.13      0.21     (0.17)            0.03        0.15            0.02
------  ------  -------         -------     --------  --------  --------       ----------       -----           -----
 (0.12)  (0.11)   (0.10)          (0.06)       (0.12)    (0.12)    (0.11)           (0.06)      (0.14)          (0.01)
------  ------  -------         -------     --------  --------  --------       ----------       -----           -----
   --      --      0.06             --           --        --       0.06              --          --              --
------  ------  -------         -------     --------  --------  --------       ----------       -----           -----
$ 2.35  $ 2.34  $  2.25         $  2.48     $   2.35  $   2.34  $   2.25       $     2.47       $2.35           $2.34
======  ======  =======         =======     ========  ========  ========       ==========       =====           =====
  5.60%   9.30%   (5.24)%**        1.47%        5.82%     9.60%    (4.99)%**         1.20%       6.64%           0.83%
======  ======  =======         =======     ========  ========  ========       ==========       =====           =====
$7,716  $9,147  $13,382         $31,706     $123,203  $180,169  $296,182       $1,186,181       $ 333           $ 321
  2.03%   2.02%    1.62%           1.62%*       1.80%     1.75%     1.36%            1.35%*      0.99%           0.99%*
  4.99%   5.03%    4.40%           4.31%*       5.22%     5.31%     4.65%            4.52%*      6.00%           5.87%*
   210%    242%     246%             97%         210%      242%      246%              97%        210%            242%

PAINEWEBBER
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders PaineWebber Managed Investments Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PaineWebber Low Duration U.S. Government Income Fund (one of the portfolios of PaineWebber Managed Investments Trust) (the "Fund") as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at November 30, 1996, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Low Duration U.S. Government Income Fund at November 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

New York, New York
January 22, 1997

PAINEWEBBER                             LOW DURATION U.S. GOVERNMENT INCOME FUND

TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year from the Fund. Accordingly, we are advising you that all of the distributions paid by the Low Duration U.S. Government Income Fund during the period were derived from net investment income and are taxable as ordinary income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1996. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and is mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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